AMENDMENT NO. 1 TO
NOTE

This Amendment No. 1 to the 5% Convertible Promissory Note (the “Note”) dated as of February 1, 2011, is entered into to be effective as of the 31st day of  October, 2011, by and among Sagebrush Gold Ltd., a Nevada corporation, with principal executive offices located at 1640 Terrace Way, Walnut Creek, CA 94597(the “Company”), and the holder of the Note, signatory hereto (the “Holder”).

WHEREAS, the Holder and the Company desire to amend the Note in order to amend the Conversion Price.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 2.1(b) of the Note shall be amended and restated as follows:

“Subject to adjustment as provided in Section 2.1(c) hereof, the fixed conversion price per share shall be equal to $0.65 (“Fixed Conversion Price”).”

2.
All other terms and provisions of the Note in direct conflict with the amendments specifically set forth herein are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Note shall remain unamended hereby and in full force and effect.

3.
This Amendment, together with the Note, embodies the entire agreement and understanding between the Company and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4.
If any provision of this Amendment, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

5.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Amendment shall be legal and binding on all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to be executed and delivered on the date first written above.

SAGEBRUSH GOLD LTD.		[____________________________]

By: David Rector	By:
Title: President	Title: